Exhibit 10.1

MEDQUEST, INC.

4300 North Point Parkway

Alpharetta, Georgia  30022

as of August 13, 2005

Wachovia Bank, National Association

One Wachovia Center, 5th Floor

301 S. College Street, NC 0537

Charlotte, North Carolina 28288-0537

Attn: Mark Hedrick, Managing Director

Letter Agreement – Third Waiver

Dear Mr. Hedrick:

This letter agreement (the “Letter Agreement”) makes reference to that certain Amended and Restated Credit Agreement, dated as of September 3, 2003 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among MQ ASSOCIATES, INC., a Delaware corporation (“Holdings”), MEDQUEST, INC., a Delaware corporation (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), and WACHOVIA BANK, NATIONAL ASSOCIATION (“Wachovia”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Reference is also made to that certain Third Limited Waiver dated as of May 13, 2005 (as amended or otherwise modified from time to time, the “Third Waiver”) among Holdings, the Borrower, the Lenders party thereto and the Administrative Agent.  Capitalized terms used herein without definition shall have the meanings given to them in the Third Waiver.

Holdings and the Borrower hereby represent and warrant to the Administrative Agent and the Lenders that (a) certain of the Equity Investors (as defined in the press release (the “Press Release”) attached as an exhibit to the Current Report on Form 8-K filed by Holdings with the SEC on July 29, 2005 (the “Form 8-K”)) have represented to Holdings that they intend to make the Additional Equity Investment (as defined in the Press Release) upon satisfaction of the conditions to the consent solicitations referred to in the Press Release and (b) neither the Borrower nor Holdings has any knowledge of any fact or condition that would terminate or materially modify the intent of the Equity Investors to make the Additional Equity Investment as described in the foregoing clause (a).

Upon execution and delivery of this Letter Agreement by the Administrative Agent and the Required Lenders, and upon satisfaction of each of the conditions set forth in the subsequent paragraph and in reliance upon the foregoing representatives and warranties, the Administrative Agent and the lenders party hereto agree that the proviso to Section 1 of the Third Amendment shall be amended by deleting the date “August 13, 2005” and inserting the date “August 31, 2005” in lieu thereof.

The foregoing amendment shall become effective upon the occurrence of each of the following:  (1) the Administrative Agent shall have been provided with evidence reasonably satisfactory to it that holders of at least a majority of the aggregate principal amount of the Senior Subordinated Notes have consented to the amendments to the Senior Subordinated Note Indenture, substantially in the form and substance as described in the consent solicitations attached to the Form 8-K; and (2) the Administrative Agent shall have been paid or reimbursed for all fees and expenses due and owing to the Administrative Agent to the extent invoiced on or before August 13, 2005, including, without limitation, reimbursement for all legal fees and expenses of Morgan, Lewis & Bockius LLP incurred by the Administrative Agent.

This Letter Agreement shall be construed in accordance with the laws (without regard to the conflict of laws provisions) of the State of New York, but giving effect to federal laws applicable to national banks.

This Letter Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Letter Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

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Very truly yours,

MEDQUEST, INC.

By:	/s/ John Haggerty
Name: John Haggerty
Title: Chief Financial Officer

MQ ASSOCIATES, INC.

By:	/s/ John Haggerty
Name: John Haggerty
Title: Chief Financial Officer

ACCEPTED AND

AGREED TO BY:

WACHOVIA BANK, NATIONAL

ASSOCIATION, as Administrative Agent

and as a Lender

By:	/s/ C. Mark Hedrick
Name: C. Mark Hedrick
Title: Director

(signatures continued on following pages)

Signature Page to Letter Agreement – Third Waiver

GENERAL ELECTRIC
CAPITAL CORPORATION, as a Lender

By:	/s/ John Dale
Name: John Dale
Title: Duly Authorized Signatory

Signature Page to Letter Agreement – Third Waiver

INDOSUEZ CAPITAL FUNDING VI, LIMITED, as a Lender

By:	Lyon Capital Management LLC, as Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Portfolio Manager

Signature Page to Letter Agreement – Third Waiver

MADISON PARK FUNDING, as a Lender

By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

Signature Page to Letter Agreement – Third Waiver

CSAM FUNDING III, as a Lender

By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

Signature Page to Letter Agreement – Third Waiver

LANDMARK V CDO, LTD., as a Lender

By:	Aladdin Capital Management

By:	/s/ William S. Lutkins
Name: William S. Lutkins
Title: Director

Signature Page to Letter Agreement – Third Waiver

CHASE LINCOLN, as a Lender

By:	/s/ Robert Anastasio
Name: Robert Anastasio
Title: Vice President

Signature Page to Letter Agreement – Third Waiver